UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01   Regulation FD Disclosure

A copy of a slide presentation that First Foundation Inc. (the “Company”) may use for upcoming meetings with investors and other interested parties is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. Additionally, the Company has posted the slide presentation in the Investor Relations section of its website at http://investor.ff-inc.com/.  Information obtained or linked to the foregoing website shall not be deemed to be included in this Current Report on Form 8-K. The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K except to the extent required by applicable law, although the Company may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Safe Harbor Statement” in Exhibit 99.1 attached hereto.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Company Slide Presentation – November 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: November 6, 2019	By:	/s/ JOHN MICHEL
John M. Michel Executive Vice President & Chief Financial Officer